UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 8, 2005

JCM Partners, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-32653	94-3364323
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2151 Salvio Street, Suite 325, Concord, California		94520
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	925-676-1966

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 8, 2005, the Board of Managers of the Company approved the adoption of the JCM Partners, LLC 2006 Long-Term Incentive Unit Award Plan (the "LTI Plan"). A copy of the LTI Plan is filed as an exhibit to this Form 8-K and incorporated by reference herein.
The LTI Plan shall be administered by the Compensation Committee of the Board (the "LTI Plan Administrator"). A maximum of 901,521 Class 3 Units may be awarded under the LTI Plan minus any Units granted outside the LTI Plan pursuant to Section 2.1.3.2 of the Company’s Operating Agreement. Only employees of the Company are eligible to receive awards of Class 3 Units under the LTI Plan. A recipient of an award is required to satisfy all applicable federal, state and local tax withholding requirements prior to the issuance of Class 3 Units to the recipient, but shall not otherwise be required to pay for the award or issuance of Class 3 Units. Accordingly, the Company will not receive any consideration for the award or issuance of the Class 3 Units under the LTI Plan.
Pursuant to a resolution of the Board, dated December 8, 2005, the LTI Plan Administrator shall first award Class 3 Units under the LTI Plan in 2007, based on 2006 performance. The Company has reserved sufficient Class 3 Units for awards and issuance under the LTI Plan. Class 3 Units are not convertible into any other securities of the Company.
Awards will be made pursuant to the terms of an LTI Plan Long-Term Incentive Unit Award Agreement, in the form approved by the LTI Plan Administrator from time to time, which may provide for an issuance schedule for awarded Class 3 Units to be issued to the recipient, as well as forfeiture, acceleration and other provisions. Issuances of Class 3 Units under the LTI Plan are intended to be made pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), and such issued Class 3 Units will be "restricted securities" as defined under the 1933 Act. In addition, the issuances of Class 3 Units under the LTI Plan will be made pursuant to an exemption from the qualification requirements of the California Corporate Securities Law of 1968, as amended (the "California Act"), pursuant to Section 25102(f) of the California Act. In connection with compliance with the relevant exemptions under the 1933 Act and the California Act, awards and issuances of Class 3 Units under the LTI Plan will be made solely to members of the Company’s management team or employees with senior level positions in the Company. If necessary to meet the requirements of an applicable exemption from the 1933 Act and/or the California Act, a recipient of an award under the LTI Plan may be required to use the assistance of a purchaser representative in connection with such award.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is filed herewith:

Exhibit Number Description
10.10* JCM Partners, LLC 2006 Long-Term Incentive Unit Award Plan

*Indicates management contract or compensation plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JCM Partners, LLC

December 14, 2005	By:	Gayle M. Ing

Name: Gayle M. Ing
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.10	JCM Partners, LLC 2006 Long-Term Incentive Unit Award Plan